SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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WESTSPHERE ASSET CORPORATION, INC.

(Name of Registrant As Specified In Its Charter)

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

MANAGEMENT PROXY STATEMENT

WESTSPHERE ASSET CORPORATION, INC.

LOGO IMBEDDED HERE

This information is provided in connection with the solicitation by the management of Westsphere Asset Corporation, Inc. (the "Corporation") of proxies to be voted at the Annual Meeting of the Shareholders of the Corporation to be held on November 29, 2003 at the Inglewood Community Hall, 1740 -24th Avenue S.E. Calgary, Alberta at 10:00 a.m.

October 31, 2003

WESTSPHERE ASSET CORPORATION, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 1, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Westsphere Asset Corporation, Inc. (the "Corporation") will be held on November 29, 2003, at 10:00 a.m. at 1740- 24th Avenue S.E. Calgary, Alberta, for the following purposes:

1. To receive and consider the financial statements of the "Corporation for the fiscal year ended December 31, 2002, and the Auditor’s report thereon;

2. To elect the members of the Board of Directors for the ensuing year;

3. To appoint the auditors for the Corporation and to authorize the Directors to fix their remuneration; and

4. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Please refer to the enclosed Management Proxy Statement and related materials. A copy of the Annual Report to Shareholders on Form 10-KSB is also enclosed.

DATED at Calgary, Alberta this 1st day of October, 2003

BY ORDER OF THE BOARD OF DIRECTORS

Douglas N. Mac Donald

President and Chief Executive Officer

IMPORTANT:

Shareholders may exercise their rights by attending the Meeting or by completing a Form of Proxy. Should you be unable to attend the Meeting in person, please complete, sign and return the enclosed Form of Proxy as soon as possible in the envelope provided therein. Proxies must be deposited or received at the offices of the Corporation no later than the close of business on the last business day immediately preceding the Meeting or any adjournment thereof or may be delivered to the chairman at the Meeting or any adjournment thereof. The Proxy shall not be used if the shareholder attends the Meeting in person.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

SOLICITATION OF PROXIES.....................................................................................................................................5

APPOINTMENT AND REVOCATION OF PROXIES…………………………...……………………………5

NON-REGISTERED HOLDERS ………………...…………………………………………………………..6

EXERCISE OF DISCRETION BY PROXY ……… …. ……………………………………...………………7

VOTING SHARES…………………………….…………………………….………………………………….7

PRINCIPAL HOLDERS……………………………………………………………………………………….7,8

ELECTION OF DIRECTORS………………………………………………………………………………9,10

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE…………………………………………….…....11

COMMPENSATION OF DIRECTORS………………………………………………………………………. 12

SUMMARY COMPENSATION TABLE OF EXECUTIVES…………………………………………………12

COMPENSATION PURSUANT TO MANGEMENT CONTRACTS……………………………………….12

OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR……………….13

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS………………………………………………13

APPOINTMENT OF AUDITORS………..……………………………………………….………….………...13

AVAILABILITY OF DISCLOSURE DOCUMENTS……………………....……………………….…………14

QUORUM AND VOTING …………………………………………………………………………………….15

OTHER MATTERS ………………………………………………………..……………………………....…..15

SHAREHOLDERS PROPOSALS……………………………………………………………………………...15

AUTHORIZATION…………………………………………………………………………………………….15

WESTSPHERE ASSET CORPORATION, INC.

MANAGEMENT PROXY STATEMENT

SOLICITATION OF PROXIES

This Management Proxy Statement (this "Proxy Statement") is provided in connection with the solicitation by the management of Westsphere Asset Corporation, Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Corporation to be held at the time and place and for the set purposes set forth in the accompanying Notice of Annual Meeting (the "Notice of Meeting"). Solicitation of proxies will be accomplished primarily by mail. However, officers and employees of the Corporation may also solicit proxies by telephone, facsimile or in person. The cost of solicitation of proxies will be borne by the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed Form of Proxy are officers and/or directors of the Corporation. A shareholder has the right to appoint as his or her proxy a person who need not be a shareholder other than those whose names are printed on the accompanying Form of Proxy. A shareholder who wishes to appoint some other person to represent him or her at the Meeting may do so either by striking out the printed names and inserting such other person’s name in the blank space provided in the Form of Proxy and signing the Form of Proxy or by completing and signing another proper Form of Proxy and, in either case, depositing the completed Form of Proxy at the Corporation’s head office, 1528 9th Avenue S.E. Calgary, Alberta T2G 0T7 Attention: Sonia Goeseels, no later than the close of business on the last business day immediately preceding the day of the Meeting or any adjournment thereof or by delivering the Form of Proxy to the chairman at the Meeting or any adjournment thereof. To be valid, a proxy must be executed legally by a registered shareholder, as registered. A proxy executed by a registered shareholder which is a corporation must be properly executed and evidence of authority to sign of the representative of such corporation, satisfactory to the Corporation, may by filed with such proxy or may be requested by the Corporation prior to accepting such proxy for use at the Meeting.

A shareholder may revoke a proxy given pursuant to this solicitation with respect to any matter brought before the Meeting on which a vote has not already been cast, by depositing an instrument in writing executed by him or by his proxy authorized in writing, with the Corporation at its head offices at any time up to and including the last business day immediately preceding the day of the Meeting or any adjournment thereof, or with the chairman at the Meeting or any adjournment thereof. A shareholder may also revoke a proxy in any other manner permitted by law. A non-registered shareholder (see below under "Non-Registered Holders") may revoke a voting instruction form or a waiver of the right to receive documents and to vote given to an intermediary at ay time by written notice to the Intermediary (as defined below under "Non-Registered Holders"), except that an Intermediary is not required to act on a revocation a voting instruction form or of a waiver or the right to receive documents and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

NON-REGISTERED HOLDERS

Only registered holders of shares of common stock of the Corporation (the "Common Shares"), or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting. However, in many cases, Common Shares of the Corporation beneficially owned by a holder (a "Non-Registered Holder") are registered either:

(A) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plans, registered retirement income funds and registered educational savings plans and similar plans; or

(B) in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

The Corporation has distributed copies of the Notice of Meeting, this Proxy Statement and the Form of Proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

  be given a proxy which has already been signed by the intermediary (typically by facsimile, stamped signature) which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise black. This form of proxy need not be signed by the Non-Registered Holder. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the Form of Proxy and deposit it with the Corporation at 1528 9th Avenue SE, Calgary, Alberta T2G 0T7.

(B) more typically, be given a voting instruction form which must be completed and signed by the Non-Registered Holder in accordance with the directions on the voting instruction form (which may in some cases permit the completion of the voting form by telephone).

The purpose of these procedures is to permit Non-Registered Holders to direct the voting of the shares they beneficially own. Should a Non-Registered Holder who receives either a Form of Proxy, a proxy or a voting instruction form wish to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder should strike out the names of the persons named in the proxy and insert the Non-Registered Holder’s name (or such other corresponding directions on the form.) In either case, Non-Registered Holders should carefully follow the instructions of their Intermediaries, including those regarding when and where the proxy or the proxy authorization form is to be delivered, and their service companies.

EXERCISE OF DISCRETION BY PROXY

Shares represented by properly executed proxies in favour of the persons designated in the enclosed Form of Proxy will be voted in accordance with the instructions given by the shareholder thereon. In the absence of any direction to the contrary, such shares will be voted in favour of matters identified in the Notice of Meeting. Instructions with respect to voting will be respected by the persons designated in the enclosed Form of Proxy. With respect to other matters which may properly come before the Meeting, such shares will be voted by the persons so designated in their discretion. As at the date of this Proxy Statement, management or the Corporation knows of no such amendments, variations or other matters.

VOTING SHARES

The Corporation has fixed October 1, 2003 as the Record Date (the "Record Date") for the purpose of determining the shareholders entitled to receive the Notice of Meeting. As at October 1, 2003, there were 29,564,640 Common Shares of the Corporation issued and outstanding each carrying the right to one vote per share. Any common share that is registered at the close of business on the Record Date will entitle its holder or any proxy named by him to receive notice of and to vote at the Meeting and at any adjournment thereof. Shares may be voted for or be withheld from voting with respect to the election of directors and the appointment of auditors and the authorization of directors to fix their remuneration. On all other matters, the shareholders may vote for or against the proposal.

The Corporation shall prepare, no later than 10 days after the Record Date, an alphabetical list of shareholders entitled to vote as of the Record Date at the Meeting that shows the number of Common Shares held by each shareholder. The list of shareholders is available for consultation during usual business hours at the office of the Corporation’s transfer agent and registrar, Holladay Stock Transfer Inc., located at 2939 North 67th Place, Suite "C", Scottsdale, Arizona 85251, and at the Meeting.

Unless otherwise indicated, the matters submitted to a vote at the Meeting must be approved by a majority of the votes cast by the holders of Common Shares attending the meeting in person or by proxy.

The Chairman of the Meeting may conduct the vote on any matter by a show of hands of shareholders and proxy holders present at the Meeting and entitled to vote thereat unless a ballot is demanded by a shareholder present at the Meeting or by a proxy holder entitled to vote at the Meeting or unless the Chairman declares that proxies representing not less than 5% of the shares entitled to be voted at the Meeting would be voted against what would otherwise be the decision of the Meeting on such matter.

PRINCIPAL HOLDERS, EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information concerning the beneficial ownership of our outstanding common stock as of October 1, 2003 for: each of our directors and executive officers individually; each person or group that we know owns beneficially more than 5% of our common stock; and all directors and executive officers as a group.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common stock subject to options currently exercisable or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person. The applicable percentage of ownership for each shareholder is based on 29,564,640 shares of common stock outstanding as of October 1, 2003, together with applicable options for that shareholder. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

The following sets forth information with respect to Westsphere’s Common Stock beneficially owned by each officer and director and by all directors and officers as a group.

Name and address of Beneficial Owner	Number of Shares Beneficial Ownership	Percentage of Shares Outstanding
Officers and Directors
Douglas N. Mac Donald 45 Sheridan Drive St. Albert, Alberta T8N 0J1	4,300,478 (1)	13.71%
Robert L. Robins 788 Parkridge Drive S.E. Calgary, Alberta T2J 5E9	1,785,431(2)	5.69%
Dr. Roy L. Queen McGill Road Kamloops, B.C. V2C G6G	1,110,320(3)	3.54%
Bernd Reuscher 175 Quesnel Crescent Edmonton, Alberta T5R 5P1	1,695,692(4)	5.41%
Kim Law 39 Hampstead Pointe N.W. Calgary, Alberta T3A 6E9	443,500(5)	1.41%
Sonia Goeseels 1777 1st Street N.E. # 303 Calgary, Alberta T2E 9A8	143,250(6)	0.46%

Total shares owned by Officers and Directors are 9,478,671 Percentage of shares are 30. 22%

  Doug Mac Donald- 4,300,478 Shares

225,000 of these shares are held in the name of Mr. Mac Donald, 225,000 shares are held in the name of Mr. Mac Donald’s wife Patty Mac Donald, 2,057,410 shares are held in the name of Mac Donald Venture Corp. of which Mr. Mac Donald is the sole officer and director, 375,000 of these shares are held in the form of stock options giving Mr. Mac Donald the right to purchase up to 375,000 shares for $0.14 per share until September 30, 2007, 490,000 of these shares are held in the form of stock options giving Mr. Mac Donald the right to purchase up to 490,000 shares for $03.5 per share until September 30, 2007. Doug Mac Donald is part owner of 989939 Alberta Ltd. with a share position of 858,136 shares.* 50% is owned by President, Douglas Mac Donald and 50% is owned by Director Bernd Reuscher.

(2) Bob Robins- 1,785,431 shares

750 of these shares are held in the name of Robins Nest Holdings Inc., 1,129,181 of these shares are held in the name of Bob Robins and 255,000 of these shares are in the form of stock options giving Mr. Robins the right to purchase up to 255,000 shares for $0.14per share until September 30, 2007, 400,500 of these shares are in the form of stock options giving Mr. Robins the right to purchase up to 400,500 shares for $03.5 per share until September 30, 2007.

(3) Dr. Roy Queen- 1,110,320 shares

776,987 of these shares are held in the name of Dr. Queen, 333,333 of these shares are held in the name of Mr. Queen’s Corporation, Drin Holdings Ltd.

(4) Bernd Reuscher- 1,695,692 shares

691,622 of these shares are held in the name of Bernd Reuscher. Bernd Reuscher is part owner of 989939 Alberta Ltd. with a share position of 858,136 shares.* 50% is owned by Director Bernd Reuscher and 50% is owned by President, Douglas Mac Donald.

(5) Kim Law- 443,500 shares

301,000 of these shares are held in the name of Kim Law, 142,500 of these shares are in the form of stock options giving Mr. Law the right to purchase up to 142,500 shares for $0.14 per share until September 30, 2007.

(6) Sonia Goeseels- 143,250shares

750 of these shares are held in the name of Sonia Goeseels, 142,500 of these shares are in the form of stock options giving Ms. Goeseels the right to purchase up to 142,500 shares for $0.14 per share until September 30, 2007.

ELECTION OF DIRECTORS

For the upcoming fiscal year, Management of the Corporation proposes the nomination of five (5) directors. The persons named in the enclosed Form of Proxy intend to vote in favour of the election of five nominees whose names are set forth below unless specifically instructed on the Form of Proxy to withhold such a vote.

Management of the Corporation does not contemplate that any of the nominees will be unable or for any reason will be unwilling to serve as a director, but if that should occur for any reason prior to the election, the persons named in the enclosed Form of Proxy reserve the right to vote for another properly qualified nominee in their discretion.

A majority of the votes cast must be in favour of the election of the directors in order for their election to be approved.

Each director will hold office until the next annual meeting of shareholders or until his successor is duly elected, unless he resigns or his office becomes vacant by removal, death or other causes.

The following table states the name of each of the persons proposed to be nominated for election as director, all other positions and offices with the Corporation now held by such person, his principal occupation and the name and principal business of the person or company in which any such employment is carried on, the year in which such person became a director of the Corporation, and the number of Common Shares of the Corporation that such person has advised are beneficially owned or over which control or direction is exercised by such person as at September 30, 2002.

Name	Age	Title	Term of Service

Douglas N. MacDonald	55	Director, President, CEO	07/98 to present

Robert L. Robins	62	Director/V.P./Sec. Treasurer	07/98 to present

Kim Law	36	Director/CFO/V.P. of Finance	CFO/VP - 6/99 to present Director – 8/02 to present

Dr. Roy Queen	60	Director	12/98 to present

Bernd Reuscher	60	Director	to present

Mr. Douglas N. MacDonald - Chief Executive Officer, President and a Director and one of the original founders of Vencash Capital Corporation. In March 1995 Mr. MacDonald retired from the RCMP after a distinguished twenty-five year service career. In April 1995 Mr. MacDonald developed MacDonald Gaming Corporation and MacDonald Venture Corporation. These companies were designed specifically to provide support to developers in the gaming industry and also to develop new business opportunities. Since 1998 Mr. MacDonald has devoted his time to the development of Westsphere Asset Corporation and it’s subsidiary companies. Mr. MacDonald is presently President and Chief Executive Officer and is a member of the Board of Directors of both Westsphere Asset Corporation and Vencash Capital Corporation.

Mr. Robert L. Robins - Vice President, Director and Secretary Treasurer Westsphere Asset Corporation. Mr. Robins is a retired member of the Calgary Police Service, retiring in 1991 after serving in the Homicide and Criminal Intelligence Units. Prior to service with the City Police Mr. Robins was a serving member of the Canadian Armed Forces serving with the U.N. Peace Keeping in the Middle East and with NATO in Europe. After retiring from the City Police Mr. Robins was employed with Alberta Family & Social Services Fraud Investigation. Mr. Robins has a total of 38 years of experience in all levels of government Federal, Provincial and Municipal. As a result of his successful careers, the company respects Mr. Robin’s counsel in the many aspects of Westsphere’s day-to-day operations. Mr. Robins also sits as Secretary, Treasurer, and Director of Vencash Capital Corporation.

Doctor. Roy Queen, B.A.,D.M.D.,M.S.C.,M.R.C.D. - Director - Mr. Queen attended high school in Northern Saskatchewan, graduating as Valedictorian and head of the graduation class in 1961. Dr. Queen attended the University of Saskatchewan and graduated with a Bachelor of Arts degree with a double major in Biology and Chemistry. He later attended the University of Manitoba and graduated with a Doctor of Medical Dentistry (D.M.D.). After practicing in General Dentistry in Winnipeg, Manitoba he attended the University of Manitoba receiving a master’s degree in Biological Science (M.S.C.) with a thesis research paper on Congenital Deformities (Trisomy 21). Dr. Queen taught at the University of Manitoba in the department of orthodontics for one year and relocated to Kamloops B.C. to establish a practice in Clinical orthodontics and became a fellow of the Royal College of Dentistry (M.R.C.D.). Over a period of three to five years Dr. Queen developed computer software to aid in the diagnosis of x-rays presently being marketed through out Canada in the dentistry industry. He has lectured in both Canada and the United States in excess of 100 occasions, and has conducted seminars in Poland, Russia, Yugoslavia and Switzerland. Dr. Queen is a principal in the construction of a 24,000 square foot medical - dental building, a 23,000 square foot shopping mall and office complex and luxury condominiums in White Rock B.C.. Dr. Queen has been an officer and director on several publicly traded companies and brings his extensive experience and council to the management of Westsphere Asset Corporation and it’s subsidiaries. Dr. Queen also sits on the Board of Directors of Vencash Capital Corporation.

Mr. Kim S. Law - Vice President of Finance - Mr. Law has held this position since May, 2000. Mr. Law has been instrumental in establishing the financial controls for Westsphere Asset Corporation and all of it’s Subsidiary companies. From July 1999 to April 2000, Mr. Law was the Vice President Finance of Kan-Can Resorts Ltd., a property development company. The prior nine years Mr. Law was the Controller for Alpine Resorts Haven Ltd., a time share development company with property in Canmore, Alberta.

Bernd Reuscher – Director- The vacancy created by Mr. McNabb's resignation was filled by the appointment of Mr. Michael Bernd Reuscher by the Board of Directors of Westsphere on April 30, 2002. Mr. Reuscher was employed for twenty years by Siemans AG, one of the largest German multi-national companies. During that time, Mr. Reuscher served in several Senior Executive positions in Europe, South America and Southeast Asia. Since 1994, Mr. Reuscher has been involved in the ownership and management of several private Canadian corporations in the areas of fast food franchising, fast food processing, land development, design and construction of high-end apartment buildings, corporate registries services and research and design of environmental products. Mr. Reuscher graduated in 1973 with an Engineering Degree in Telecommunications in Hamburg, Germany.

The Board of Directors of Westsphere Asset Corporation Inc., at present, does not have an audit committee.

The term of office for each Director is one (1) year, or until his/her successor is elected at Westsphere’s annual meeting and qualified. The term of office for each officer of Westsphere is at the pleasure of the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

The following represents each person who did not file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years:

Name	Reporting Person	Form 3/# of transactions	Form 4/# of transactions	Form5/# of transactions
Douglas MacDonald	Chief Executive Officer, President and Member of the Board of Directors	1	5	1
Robert Robins	Vice President, Sec., Treasurer and member of the Board of Directors	1	6	1
Sonia Goeseels	Vice President of Administration	1	1	1
Kim Law	Vice President of Finance and member of the Board of Directors	1	3	1
Bernd Reuscher	Member of the Board of Directors	1	4	N/A
Dr. Roy Queen	Member of Board of Directors	1	14	1

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash Compensation

Compensation paid by Westsphere for all services provided during the fiscal year ended December 31, 2002, to Westsphere's President, Douglas Mac Donald. No other executive officers of Westsphere earned more than $100,000.00 during any fiscal year.

SUMMARY COMPENSATION TABLE OF EXECUTIVES

Name and Principal Position	Year	Salary	Other
Douglas N. MacDonald* President and Director	1999 2000 2001 2002	$4,109 $34,249 $33,393 $19,120*2	0 0 0 0*2

*1 Mr. Mac Donald receives compensation under a contract agreement through his corporation, Mac Donald and Associates Gaming Specialists.

*2 Mr. Mac Donald’s 2002 contract payment compensation reflects a contract agreement which expired on September 1, 2002.Compensation for the period September1, 2002 to December 31, 2002.

Compensation Pursuant to Management Contracts.

Kim Law receives $45,613 per annum payable monthly, plus an annual bonus of $5,700 payable twice a year and $2,850 bonus payable two months after the annual bonus for administrative services pursuant to a contract dated July 1, 2002. The contract allows for an automatic renewal every six months subject only to any defaults by Mr. Law of the terms of the contract. The contract provides for termination by either party by written notice to be delivered 30 days prior to the last day of the then current term. The contract also provides for a six-month severance package.

Sonia Goeseels receives $22,046 per annum payable monthly, plus an annual bonus of 9% of gross salary payable twice a year, and additional 6% bonus of gross salary payable two months after the annual bonus for administrative services pursuant to a contract dated July 1, 2002. The contract allows for an automatic renewal every six months subject only to any defaults by Ms. Goeseels of the terms of the contract. The contract provides for termination by either party by written notice to be delivered 30 days prior to the last day of the then current term. The contract also provides for a six-month severance package.

Mr. Robin’s 2002 contract payment compensation reflects a contract agreement which expired on September 1, 2002. Compensation for the period September1, 2002 to December 31, 2002 was paid in the fiscal year period of 2003 and was an additional $12,750 for the 2002 fiscal year.

Other Compensation - None; no stock appreciation rights or warrants exist.

Compensation of Directors

Westsphere did not pay any compensation for services provided by any member of the Board of Directors during the fiscal year ended December 31, 2002. Commencing in March 2000, Westsphere started paying its directors $167 per each board of directors meeting attended.

Termination of Employment and Change of Control Arrangements

None.

Key Employees Incentive Stock Option Plan

Employee Option Granted Exercise Price

Douglas N. Mac Donald 375,000 $0.14

Robert L. Robins 255,000 $0.14

Kim Law 142,500 $0.14

Sonia Goeseels 142,500 $0.14

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

To the knowledge of the Corporation, no director, officer, proposed nominee for election as a director of the Corporation of any associate or affiliated of said persons has any material interest in a transaction having been concluded since the commencement of the Corporation’s last financial year or has an interest in any proposed transaction which has materially affected or would materially affect the Corporation or any or its subsidiaries.

APPOINTMENT OF AUDITORS

At the Meeting, the shareholders will be asked to approve an ordinary resolution to appoint Miller & McCollum as U.S. auditors of the Corporation, for the next year and to authorize the directors to fix their remuneration. A majority of the votes cast must be in favour of this resolution in order for it to be approved.

Miller & McCollum has been the Corporation’s auditors since Dec. 1999.

Unless it is specified in the Form of Proxy that the shares represented by the proxy shall be refrained from voting with respect to the appointment of auditors the persons named in the accompanying Form of Proxy intend to vote for the appointment of Miller & McCollum as the auditors of the Corporation until the next annual meeting of shareholders, and in favour of authorizing the directors to fix their remuneration.

It is not expected that any representative of Miller & McCollum will be present at the meeting and thus they will not be available to make a statement at the meeting or to respond to questions from the shareholders.

At the Meeting, the shareholders will be asked to approve an ordinary resolution to appoint Sam Yeung as Canadian auditor of the Corporation, for the next year and to authorize the directors to fix their remuneration. A majority of the votes cast must be in favour of this resolution in order for it to be approved.

Sam Yeung has been the Corporation’s auditors since Dec. 1999.

Unless it is specified in the Form of Proxy that the shares represented by the proxy shall be refrained from voting with respect to the appointment of auditors the persons named in the accompanying Form of Proxy intend to vote for the appointment of Sam Yeung as the auditors of the Corporation until the next annual meeting of shareholders, and in favour of authorizing the directors to fix their remuneration.

It is not expected that any representative of Sam Yeung will be present at the meeting and thus they will not be available to make a statement at the meeting or to respond to questions from the shareholders.

SALE OF WESTSPHERE SYSTEMS INC.

As a result of the failure to produce closing documents on the purchase of Westsphere Systems Inc by E-One Corporation, Westsphere terminated negotiations. On July 7, 2003, Westsphere Systems Inc. was audited by Westsphere Asset Corp. Kim Law which resulted in its reorganization. Sonia Goeseels, Vice President of Administration of Westsphere Asset Corp. was appointed President of Westsphere Systems Inc. and secured the contract services of Mr. Alex Blaauw to work with WSI as its Chief Technical support officer. Mr. Blaauw’s duties include maintenance of our Broadband supply from Peer 1 and technical requirements for our Vancouver based server systems, in addition Alex will act as service and installation technician for both Vencash ATM and Trac POS.

AVAILABILITY OF DISCLOSURE DOCUMENTS

Copies of the Corporation’s Annual Report (including audited financial statements and management’s discussion and analysis), and this Proxy Statement may be obtained on request from the Secretary of the Corporation. The Corporation may require the payment of a reasonable charge when the request is made by someone other than a shareholder.

Only one annual report and proxy statement will be delivered by the Corporation to multiple security holders sharing the same address unless the Corporation receives contrary instructions from one or more of the security holders. Upon receipt of a written or oral request, the Corporation shall cause to be delivered a separate copy of its Annual Report and this Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered and instructions as to how a security holder can notify the Corporation that the security holder wishes to receive a separate copy of an Annual Report or Proxy Statement. Security holders can direct notification to the Corporation that the security holder wishes to receive a separate Annual Report and/or Proxy Statement in the future by calling (403) 290-0264. Security holders sharing an address can request delivery of a single copy of Annual Reports and/or Proxy Statements if they are receiving multiple copies of such documents by calling the same telephone number.

QUORUM AND VOTING

In an election of directors, that number of candidates equalling the number of directors to be elected having the highest number of votes cast in favour of their election, are elected to the Board of Directors of the Corporation (the "Board of Directors"), provided a quorum is present. Votes may be cast or withheld with respect to the Proposal to elect each of the five (5) members of the Board of Directors for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2004. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such Proposal and, therefore, will not affect the outcome of the vote on such Proposal.

Record holders of our common stock may cast one vote for each director nominated for office and one vote for each other Proposal for each share held of record at the close of business on October 1, 2003.

Approval of the matters before the meeting requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

OTHER MATTERS

The management of the Corporation knows of no other matter to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters which are not known to the management should properly come before the Meeting, the accompanying Form of Proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

For the next annual meeting of the shareholders of the Corporation, to be held on December 4, 2004, shareholders must submit to the Corporation any proposal that they wish to be included in the Corporation’s Proxy Statement and Form of Proxy no later than July 2, 2004. The written proposal must be received at the Corporations principal executive offices at 1528 9th Avenue S.E. Calgary, Alberta Canada T2G 0T7.

Any notice of a shareholder proposal submitted outside the processes described above shall be considered untimely after September 15, 2004.

AUTHORIZATION

The contents and the mailing of this Circular have been approved by the Board of Directors of the Corporation.

_______________________________

Douglas N. Mac Donald,

President and Chief Executive Officer

DATED at Calgary, Alberta

October 31, 2003